EXHIBIT 32.2

MERCER INSURANCE GROUP, INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Mercer Insurance Group, Inc. (the "Group") on Form 10-K for the period ending December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David B. Merclean, Senior Vice President of Finance and Chief Financial Officer of the Group, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) ofthe Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Group.

/s/ David B. Merclean
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David B. Merclean
Senior Vice President of Finance
and Chief Financial Officer
March 16, 2010